UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

(Amendment No. 3)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 2, 2009

PLX TECHNOLOGY, INC.
 (Exact Name of Registrant as Specified in its Charter)

DELAWARE
 (State or Other Jurisdiction of Incorporation)

    000-25699                                    94-3008334
              (Commission File Number)                      (I.R.S. Employer Identification No.)

870 W. Maude Avenue, Sunnyvale, California 94085
 (Address of Principal Executive Offices) (Zip Code)

(408) 774-9060
 (Registrant's telephone number, including area code)

Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

    On January 6, 2009, PLX Technology, Inc. (“PLX” or the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) reporting the completion of its previously announced acquisition of Oxford Semiconductor, Inc. (“Oxford”).  The Company filed Amendment No. 1 to the Initial Form 8-K on March 18, 2009 to provide the required financial statements and pro forma financial information that were not filed with the Initial Form 8-K (“Amendment No. 1”).  The Company filed Amendment No. 2 to the Initial Form 8-K on March 19, 2009 to include a conformed signature that was inadvertently omitted on the signature page of the electronic filing of Amendment No. 1.

This Amendment No. 3 to the Initial Form 8-K is filed to (i) restate that the exhibits incorporated by reference below were filed, as opposed to furnished, with Amendment No. 1, and (ii) file amended Unaudited Pro Forma Condensed Combined Financial Statements of PLX as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired

The Audited Financial Statements of Oxford as of December 31, 2008 and for the year then ended and accompanying notes are included as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

(Explanatory note: The Audited Financial Statements are incorporated by reference to Exhibit 99.1 of the Company’s Amendment No. 1 to the Current Report on Form 8-K filed on March 18, 2009.)

(b)           Pro Forma Financial Information

The following Unaudited Pro Forma Condensed Combined Financial Statements of PLX are included as Exhibit 99.2 to this Amendment No. 3 to the Current Report on Form 8-K:

i.	Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2008
ii.	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2008
iii.	Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

(d) Exhibits

The following exhibits are being furnished with this Current Report on Form 8-K:

Exhibit No.	Description

2.1
Agreement and Plan of Merger, by and among PLX Technology, Inc., Osprey Acquisition Sub, Inc., Oxford Semiconductor, Inc. and VantagePoint Venture Partners IV (Q), L.P., as stockholder representative, and amendment thereto, respectively filed as Exhibits 2.1 to the Company’s Form 8-K, filed on December 19, 2008, and January 6, 2009, and incorporated herein by reference.

23.1	Consent of Independent Accountants

99.1
Audited Financial Statements of Oxford as of December 31, 2008 and for the year then ended - Incorporated by reference to Exhibit 99.1 of the Company’s Amendment No. 1 to the Current Report on Form 8-K filed on March 18, 2009.

99.2	Unaudited Pro Forma Combined Condensed Financial Statements of PLX as of December 31, 2008 and for the year then ended and notes thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PLX TECHNOLOGY, INC.

Dated: April 14, 2009	By: /s/ Arthur O. Whipple
Arthur O. Whipple
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1
Agreement and Plan of Merger, by and among PLX Technology, Inc., Osprey Acquisition Sub, Inc., Oxford Semiconductor, Inc. and VantagePoint Venture Partners IV (Q), L.P., as stockholder representative, and amendment thereto, respectively filed as Exhibits 2.1 to the Company’s Form 8-K, filed on December 19, 2008, and January 6, 2009, and incorporated herein by reference.

23.1	Consent of Independent Accountants

99.1
Audited Financial Statements of Oxford as of December 31, 2008 and for the year then ended - Incorporated by reference to Exhibit 99.1 of the Company’s Amendment No. 1 to the Current Report on Form 8-K filed on March 18, 2009.

99.2	Unaudited Pro Forma Combined Condensed Financial Statements of PLX as of December 31, 2008 and for the year then ended and notes thereto